UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported) April 12, 2004

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-24802	33-0627520

(State or other jurisdiction of incorporation No.)	(Commission File No.)	(IRS Employer Identification

2700 California Street, Torrance CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-781-2222

Not Applicable

(Former name and address)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

On Monday, April 12, 2004, the registrant issued a press release regarding its receipt of a going private proposal made by the registrant’s Chairman, President, and Chief Executive Officer, O. Victor Edelbrock, Jr. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Press release issued April 12, 2004

The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 12, 2004	By:	/s/ Jeffrey L. Thompson
Jeffrey L. Thompson,
	Its:	Executive Vice President Chief Operating Officer and Director